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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) November 4, 1999
                                                         ----------------


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-19684                   57-0925911
          --------                   -------                   ----------
(State or other Jurisdiction of    (Commission               (IRS Employer
incorporation or organization)     File Number)              Identification No.)

               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (843) 448-5151
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)








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ITEM 5.  OTHER EVENTS.
         -------------

      On November 4, 1999, Coastal Federal Savings Bank, Myrtle Beach, South Carolina, the wholly-owned subsidiary of the Registrant, and First Federal Savings & Loan Association of Cheraw, Cheraw, South Carolina, the wholly-owned subsidiary of Great Pee Dee Bancorp, Inc., entered into a definitive agreement providing for the sale of Coastal Federal's branch office located in Florence, South Carolina. The deposits of the Florence branch totaled approximately $23 million as of the date of the agreement.

      A copy of the definitive agreement (without exhibits) is attached as
Exhibit 2.1.

      A copy of the Registrant's press release announcing the definitive agreement is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 2.1 Agreement to Purchase Assets and Assume Liabilities (without exhibits)

      Exhibit 99.1  Press Release dated November 5, 1999




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 9, 1999            By:   /s/ Michael C. Gerald
                                         ---------------------------------------
                                         Michael C. Gerald
                                         President and Chief Executive Officer







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